Exhibit 10.6

                                 AMENDMENT NO. 1

               AMENDMENT NO. 1, dated as of September 29, 2006 (this "Amendment"), to the Third Amended and Restated Master Repurchase Agreement, dated as of July 15, 2005, as amended, supplemented or otherwise modified prior to the date hereof (the "Existing Repurchase Agreement"), each among AMERICAN HOME MORTGAGE CORP., a New York corporation ("AHMC"), AMERICAN HOME MORTGAGE INVESTMENT CORP., a Maryland corporation ("AHMIC"), AMERICAN HOME MORTGAGE ACCEPTANCE, INC., a Maryland corporation ("AHMA"), AMERICAN HOME MORTGAGE HOLDINGS, INC., a Delaware corporation ("AHMH"), AMERICAN HOME MORTGAGE SERVICING, INC. (formerly known as Columbia National, Incorporated), a Maryland corporation ("AHMS" and, collectively with AHMC, AHMIC, AHMA and AHMH, the "Seller" and each a "Seller Entity"), and IXIS REAL ESTATE CAPITAL INC., a New York corporation ("Buyer").

                              W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, pursuant to the Existing Repurchase Agreement between the Seller and the Buyer, the Buyer has agreed to purchase Mortgage Loans from time to time from the Seller, subject to the Seller's obligations to repurchase such Mortgage Loans upon the terms and conditions set forth therein; and

               WHEREAS, the Seller has requested and the Buyer has agreed to amend the Existing Repurchase Agreement to modify certain covenants relating to the Seller;

               NOW THEREFORE, in consideration of the premises set forth herein, and to induce the Buyer to make loans under the Existing Repurchase Agreement to the Seller, the Seller hereby agrees with the Buyer as follows:

               Section 1. Defined Terms. Unless otherwise defined herein, terms that are defined in the Existing Repurchase Agreement and used herein are so used as so defined.

               Section 2. Amendments.

               (a) Section 2 of the Existing Repurchase Agreement is hereby amended to include the definition of "Alt-A Sub-Limit" in the appropriate alphabetical order:

               ""Alt-A Sub-Limit" shall mean $100,000,000."

               (b) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting clause (1) of the definition of "Asset Value" in its entirety and replacing it with the following:

               "(1) after giving effect to any requested Transaction, the aggregate Asset Value of all Alt-A Mortgage Loans owned hereunder by Buyer as of such date of determination may not exceed the Alt-A Sub-Limit;"

               (c) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Check Disbursement Agreement" in its entirety and replacing it with the following:

               ""Check Disbursement Agreement" shall mean the amended and restated Letter Agreement, dated as of June 1, 2004, among each Seller Entity, Buyer, Disbursement Agent, Deutsche Bank Trust Company Delaware and Deutsche Bank Trust Company Americas as may be amended from time to time."

               (d) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Class" in its entirety and replacing it with the following:

               ""Class" shall mean each group of Mortgage Loans where each Mortgage Loan within such group qualifies as at least one of the following:
"Conforming Mortgage Loan", "Jumbo Mortgage Loan", "Alt-A First Mortgage Loan", "Alt-A Second Mortgage Loan", "Sub-Prime First Mortgage Loan", "Sub-Prime Second Mortgage Loan", "Wet-Ink Mortgage Loan", "HELOC", "Prime First Lien Mortgage Loan", "Prime Second Lien Mortgage Loan" or "Repurchased Mortgage Loan"; provided, that a Mortgage Loan may be within more than one Class as of any date of determination."

               (e) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Co-op Sub-Limit" in its entirety and replacing it with the following:

               ""Co-op Sub-Limit" shall mean $25,000,000."

               (f) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Co-op Jumbo Sub-Limit" in its entirety and replacing it with the following:

               ""Co-op Jumbo Sub-Limit" shall mean $13,000,000."

               (g) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Fannie Mae Flex 100 Sub-Limit" in its entirety and replacing it with the following:

               ""Fannie Mae Flex 100 Sub-Limit" shall mean $3,000,000."

               (h) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Interest-Only Sub-Limit" in its entirety and replacing it with the following:

               ""Interest-Only Sub-Limit" shall mean $100,000,000."

               (i) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Manufactured Housing Sub-Limit" in its entirety and replacing it with the following:

               ""Manufactured Housing Sub-Limit" shall mean $3,000,000."

               (j) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Maximum Amount" in its entirety and replacing it with the following:

               ""Maximum Amount" shall mean the sum of the Maximum Committed Amount and the Maximum Uncommitted Amount."

               (k) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Maximum Uncommitted Amount" in its entirety and replacing it with the following:

               ""Maximum Uncommitted Amount" shall mean $550,000,000."

               (l) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "N/O/O Sub-Limit" in its entirety and replacing it with the following:

               ""N/O/O Sub-Limit" shall mean $5,000,000."

               (m) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Non-Conforming Sub-Limit."

               (n) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Official Check Disbursement Agreement" in its entirety and replacing it with the following:

               ""Official Check Disbursement Agreement" shall mean the amended and restated Letter Agreement, dated as of June 1, 2004, among each Seller Entity, Buyer, Disbursement Agent, Deutsche Bank Trust Company Delaware and Deutsche Bank Trust Company Americas as may be amended from time to time relating to "official" or "certified" checks."

               (o) Section 2 of the Existing Repurchase Agreement is hereby amended to include the definition of "Prime First Lien Mortgage Loan" in the appropriate alphabetical order:

               ""Prime First Lien Mortgage Loan" shall mean a Mortgage Loan made to a borrower with an "A" credit that is secured by a first lien Mortgage on the related Mortgaged Property and is underwritten as a "prime" Mortgage Loan in the Underwriting Guidelines."

               (p) Section 2 of the Existing Repurchase Agreement is hereby amended to include the definition of "Prime Second Lien Mortgage Loan" in the appropriate alphabetical order:

               ""Prime Second Lien Mortgage Loan" shall mean a Mortgage Loan made to a borrower with an "A" credit that is secured by a second lien Mortgage on the related Mortgaged Property and is underwritten as a "prime" Mortgage Loan in the Underwriting Guidelines."

               (q) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Repurchased Mortgage Loan" in its entirety and replacing it with the following:

               ""Repurchased Mortgage Loan" shall mean an Eligible Asset with a current outstanding principal balance not in excess of $750,000 which is a Prime First Lien Mortgage Loan, Prime Second Lien Mortgage Loan, Conforming Mortgage Loan, Jumbo Mortgage Loan, an Alt-A First Lien Mortgage Loan or a Sub-Prime First Mortgage Loan but in each case is not a Wet-Ink Mortgage Loan or a Second Lien Mortgage Loan, which has previously been sold to a warehouse lender under a gestation or similar facility and is required to be repurchased thereunder by the Seller for which Seller has obtained an appraisal by an appraiser satisfactory to Buyer in its sole discretion not earlier than 30 days prior to the requested Purchase Date for such Mortgage Loan. In no event shall Buyer be required to purchase a "Repurchased Mortgage Loan" (a) unless Seller has delivered to Buyer an appraisal meeting the criteria in the preceding sentence,
(b) if such Mortgage Loan is the subject of a contested foreclosure, (c) if such Mortgage Loan has an obligor that has filed for bankruptcy relief, or (d) if such Mortgage Loan is the subject of any fraud or suspected fraud on the part of the obligor thereunder."

               (r) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Side Letter" in its entirety and replacing it with the following:

               ""Side Letter" shall mean that certain Amended and Restated letter agreement, dated as of September 29, 2006 by and among Buyer and Seller, as amended from time to time."

               (s) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Sub-Limit" in its entirety and replacing it with the following:

               ""Sub-Limit" shall mean each of the Alt-A Sub-Limit, the Sub-Prime Sub-Limit, the Sub-Prime Second Lien Sub-Limit, the Credit Sub-Limit, the Interest Only Sub-Limit, the Manufactured Housing Sub-Limit, the N/O/O Sub-Limit, the Co-op Sub-Limit, the Co-op Jumbo Sub-Limit, the Fannie Mae Flex 100 Sub-Limit, the Super Jumbo Sub-Limit, the HELOC Sub-Limit, Wet-Ink Sub-Limit, and the Repurchased Mortgage Loan Sub-Limit. For purpose of determining a violation of a Sub-Limit hereunder, (1) at no time shall the aggregate of the Asset Value of all Mortgage Loans subject to outstanding transactions hereunder violate any single Sub-Limit and (2) to the extent that there are both Committed Transactions and Uncommitted Transactions outstanding hereunder, at no time shall the aggregate Asset Value of Mortgage Loans subject to (a) a Committed Transaction be in excess of the applicable Sub-Limit Percentage or (b) an Uncommitted Transaction be in excess of the applicable Sub-Limit Percentage."

               (t) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Sub-Prime Second Lien Sub-Limit" in its entirety and replacing it with the following:

               ""Sub-Prime Second Lien Sub-Limit" shall mean $8,500,000."

               (u) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Sub-Prime Sub-Limit" in its entirety and replacing it with the following:

               ""Sub-Prime Sub-Limit" shall mean $50,000,000."

               (v) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Super Jumbo Sub-Limit" in its entirety and replacing it with the following:

               ""Super Jumbo Sub-Limit" shall mean $50,000,000."

               (w) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Termination Date" in its entirety and replacing it with the following:

               ""Termination Date" shall mean the date which is 364 days from the date hereof, which date shall be September 29, 2007 or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law, as may be extended pursuant to Section 3(o)."

               (x) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Wet Ink Sub-Limit" in its entirety and replacing it with the following:

               "Wet-Ink Sub-Limit" shall mean with respect to all Transactions on any of the first five (5) Business Days and the last three (3) Business Days of each calendar month $450,000,000 and at all other times, $375,000,000.

               (y) Section 3(a)(1) of the Existing Repurchase Agreement is hereby amended by deleting the word "and" at the end of clause (3)(a)(1)(A) and by adding the following in its entirety after clause (3)(a)(1)(B):

               " and (C) Side Letter. The Amended and Restated Pricing Side Letter executed by the parties thereto."

               (z) Schedule 1, Part I, clause 7 of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

               "Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, predatory and abusive lending, equal credit opportunity and disclosure laws applicable to the Mortgage Loan, including, without limitation, any provisions relating to prepayment penalties, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Seller shall maintain in its possession, available for the Buyer's inspection, and shall deliver to the Buyer upon demand, evidence of compliance with all such requirements;"

               (aa) Schedule 1, Part I, clause 9 of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

               "Location and Type of Mortgaged Property. The Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan) is a fee simple property located in the state identified in the Seller Asset Schedule, the mortgaged property consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual residential condominium unit in a low-rise condominium project, or an individual unit in a planned unit development or a co-operative unit and that no residence or dwelling is a mobile home, provided, however, that any condominium unit or planned unit development shall not fall within any of the "Ineligible Projects" of part XII, Section 102 of the Fannie Mae Selling Guide and shall conform with the Underwriting Guidelines. In the case of any Mortgaged Properties that are manufactured homes (a "Manufactured Home Mortgage Loans"), (i) such Manufactured Home Mortgage Loan conforms with the applicable Fannie Mae or Freddie Mac requirements regarding mortgage loans related to manufactured dwellings, (ii) the related manufactured dwelling is permanently affixed to the land, (iii) the related manufactured dwelling and the related land are subject to a Mortgage properly filed in the appropriate public recording office and naming Seller (or in the case of MERS Designated Mortgage Loans, MERS) as mortgagee, (iv) the applicable laws of the jurisdiction in which the related Mortgaged Property is located will deem the manufactured dwelling located on such Mortgaged Property to be a part of the real property on which such dwelling is located, and (v) such Manufactured Home Mortgage Loan is (x) a qualified mortgage under Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended and (y) secured by manufactured housing treated as a single family residence under Section 25(e)(10) of the Code (i.e., such manufactured home has a minimum of 400 square feet of living space, a minimum width in excess of 102 inches and which is of a kind customarily used at a fixed location) and
(vi) as of the origination date of the related Mortgage Loan, the related Mortgagor occupied the related manufactured home as its primary residence. No portion of the Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan) is used for commercial purposes; provided, that Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes as long as the Mortgaged Property has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for homeowner repair, maintenance and/or household purposes;"

               (bb) Schedule 1, Part I, clause 45 of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

               "Prepayment Penalty. With respect to each Mortgage Loan that has a prepayment penalty feature, each such prepayment penalty is enforceable and will be enforced by the Seller for the benefit of the Buyer, and each prepayment penalty is permitted pursuant to federal, state and local law. Each such prepayment penalty is in an amount not more than the maximum amount permitted under applicable law and no such prepayment penalty may provide for a term in excess of five (5) years with respect to Mortgage Loans originated prior to October, 1, 2002. With respect to Mortgage Loans originated on or after October 1, 2002, the duration of the prepayment penalty period shall not exceed three
(3) years from the date of the Mortgage Note unless the Mortgage Loan was modified to reduce the prepayment penalty period to no more than three (3) years from the date of the related Mortgage Note and the Mortgagor was notified in writing of such reduction in prepayment penalty period. With respect to any Mortgage Loan that contains a provision permitting imposition of a prepayment penalty upon a prepayment prior to maturity: (i) the Mortgage Loan provides some benefit to the Mortgagor (e.g., a rate or fee reduction) in exchange for accepting such prepayment penalty, (ii) prior to the Mortgage Loan's origination, the Mortgagor was offered the option of obtaining a mortgage loan that did not require payment of such a penalty and (iii) the prepayment penalty was adequately disclosed to the Mortgagor in the mortgage loan documents pursuant to applicable state, local and federal law;"

               (cc) Schedule 1, Part I, clause 57 of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

               "Fair Credit Reporting Act. As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Seller to the Buyer, that Seller has full right and authority and is not precluded by law or contract from furnishing such information to the Buyer and the Buyer is not precluded by the terms of the related loan documents from furnishing the same to any subsequent or prospective purchaser of such Mortgage. The Seller has in its capacity as servicer, for each Mortgage Loan, fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis;"

               (dd) Schedule 1, Part I, clause 59 of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

               "Single Premium Credit Insurance. No Mortgagor was required to purchase any single-premium credit insurance policy (e.g., life, disability, accident, unemployment or property insurance policy) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, disability, accident, unemployment or property insurance policy) in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;"

               (ee) Schedule 1, Part I, clause 64 of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

               "No Arbitration. No Mortgagor with respect to any Mortgage Loan originated on or after August 1, 2004 agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;"

               (ff) Schedule 1, Part I of the Existing Repurchase Agreement is hereby amended to add the clauses (65), (66), (67), (68) and (69) after clause
(64):

               "(65) Origination Practices/No Steering. No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such Mortgagor did not qualify taking into account credit history and debt-to-income ratios for a lower-cost credit product then offered by the Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator. If, at the time of loan application, the Mortgagor may have qualified for a lower-cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan's originator, the Mortgage Loan's originator referred the Mortgagor's application to such affiliate for underwriting consideration;

               (66) Underwriting Methodology. The methodology used in underwriting the extension of credit for each Mortgage Loan does not rely solely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria such as the Mortgagor's income, assets and liabilities, to the proposed mortgage payment and, based on such methodology, the Mortgage Loan's originator made a reasonable determination that at the time of origination the Mortgagor had the ability to make timely payments on the Mortgage Loan. Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan;

               (67) Points and Fees. No Mortgagor was charged "points and fees" (whether or not financed) in an amount greater than (i) $1,000, or (ii) 5% of the principal amount of such Mortgage Loan, whichever is greater. For purposes of this representation, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Guides and "points and fees" (x) include origination, underwriting, broker and finder fees and charges that the mortgagee imposed as a condition of making the Mortgage Loan, whether they are paid to the mortgagee or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections), the cost of mortgage insurance or credit-risk price adjustments, the costs of title, hazard, and flood insurance policies, state and local transfer taxes or fees, escrow deposits for the future payment of taxes and insurance premiums, and other miscellaneous fees and charges which miscellaneous fees and charges, in total, do not exceed 0.25% of the principal amount of such Mortgage Loan;

               (68) Fees Charges. All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation; and

               (69) Second Lien Mortgage Loans. With respect to each Second Lien Mortgage Loan: (1) the related First Lien Mortgage Loan does not permit negative amortization; (2) where required or customary in the jurisdiction in which the Mortgaged Property is located, the original lender has filed for record a request for notice of any action by the related senior lienholder, and the Seller has notified such second lienholder in writing of the existence of the Second Lien Loan and requested notification of any action to be taken against the Mortgagor by such senior lienholder; either (a) no consent for the Second Lien Mortgage Loan is required by the holder of the related First Lien Loan or
(b) such consent has been obtained and is contained in the related Mortgage File; (3) to the best of Seller's knowledge, the related First Lien Loan is in full force and effect, and there is no default, lien, breach, violation or event which would permit acceleration existing under such First Lien Loan or Mortgage Note, and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration under such First Lien Loan;
(4) the related first lien Mortgage contains a provision which provides for giving notice of default or breach to the Mortgagee under the Mortgage Loan and allows such Mortgagee to cure any default under the related First Lien Mortgage; and (5) the related Mortgaged Property was the Mortgagor's principal residence at the time of the origination of such Second Lien Loan."

               (ff) Schedule 1, Part II, clause 70 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "High Cost Loan" in its entirety and replacing it with the following:

               ""High Cost Loan" A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994, (b) classified as a "high cost home," "threshold," "covered," "high risk home," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) categorized as High Cost pursuant to Appendix E of Standard & Poor's Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation."

               Section 3. Representations and Warranties. Seller hereby represents and warrants that the representations and warranties of the Seller contained in Section 10 of the Existing Repurchase Agreement, as supplemented by this Amendment, are true and correct with respect to each of AHMS, AHMC, AHMIC, AHMA and AHMH and as of the date of this Amendment.

               Section 4. Effectiveness. The closing for the Amendment of the Existing Repurchase Agreement shall be subject to the condition precedent that the Seller and the Buyer shall have executed and delivered this Amendment, duly executed by all signatories as required pursuant to the respective terms thereof.

               Section 5. Further Assurances. The Seller hereby covenants and agrees with the Buyer that, from and after the date hereof, at any time and from time to time, upon the written request of the Buyer, and at the sole expense of the Seller, the Seller will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Buyer may reasonably request in order to effect the transactions contemplated hereby and to preserve the full benefits of the Existing Repurchase Agreement and the rights and powers therein granted.

               Section 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

               SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

               Section 8. Ratification of Agreement. Except as modified by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. The execution of this Amendment shall in no manner constitute a waiver or extinguishment of any rights of the Buyer under the Existing Repurchase Agreement and all such rights are hereby reserved.

                            [SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                       BUYER:
                                       ------


                                       IXIS REAL ESTATE CAPITAL INC.


                                       By:    /s/ Anthony Malanga
                                           -------------------------------------
                                           Name: Anthony Malanga
                                           Title: Managing Director


                                       By:     /s/ Christopher Hayden
                                           -------------------------------------
                                           Name: Christopher Hayden
                                           Title: Managing Director



                                       SELLER:
                                       -------

                                       AMERICAN HOME MORTGAGE CORP.



                                       By:     /s/ Stephen A. Hozie
                                           -------------------------------------
                                           Name: Stephen A. Hozie
                                           Title: Executive Vice President &
                                                  Chief Financial Officer

                                       AMERICAN HOME MORTGAGE INVESTMENT CORP.



                                       By:     /s/ Stephen A. Hozie
                                           -------------------------------------
                                           Name: Stephen A. Hozie
                                           Title: Executive Vice President &
                                                  Chief Financial Officer

                                       AMERICAN HOME MORTGAGE HOLDINGS, INC.



                                       By:   /s/ Stephen A. Hozie
                                           -------------------------------------
                                           Name: Stephen A. Hozie
                                           Title: Executive Vice President &
                                                  Chief Financial Officer

                                       AMERICAN HOME MORTGAGE ACCEPTANCE, INC.



                                       By:  /s/ Stephen A. Hozie
                                           -------------------------------------
                                           Name: Stephen A. Hozie
                                           Title: Executive Vice President &
                                                  Chief Financial Officer


                                       AMERICAN HOME MORTGAGE SERVICING, INC.
                                         f/k/a  COLUMBIA NATIONAL, INCORPORATED



                                       By:   /s/ Stephen A. Hozie
                                           -------------------------------------
                                           Name: Stephen A. Hozie
                                           Title: Executive Vice President &
                                                  Chief Financial Officer